COPY

P R O M I S S O R Y N O T E

For value received we Alpharma AS of Harbitzalléen 3, 0212 Oslo, Norway promise to pay against this Promissory Note on 28 March 2006 to DnB NOR Bank ASA or order the sum of EUR 30,000,000 plus interest at 1.00 % p.a. above EURIBOR for the period from 28 December 2005 until 28 March 2006. Effective payment to be made in EUR only, without deduction for and free of any tax, impost, levy or duty present or future of any nature under the laws of Norway.

This Promissory Note is payable at DnB NOR Bank ASA, Stranden 21, 0021 Oslo, Norway.

All requirements as to diligence, presentment, demand of payment, protest and notice of any kind with respect to this Promissory Note are hereby waived. We hereby accept enforcement of any outstanding amount under this Promissory Note, including interest and collection costs, without legal proceedings pursuant to Section 7-2 (a) of the Norwegian Enforcement Act.

This Promissory Note shall be governed by Norwegian law.

12/28/05

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Place, date

ALPHARMA AS

/s/ Carl-Aake Carlsson

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